UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
John Colyer, Senior Vice President of Global Industrial Products and Protective Solutions, is relinquishing his operations leadership effective December 1, 2015 to focus on treating a health issue. He will continue to work on special projects for the Company, reporting to President and Chief Executive Officer M. Jack Sanders.

As a result of Mr. Colyer’s change in status, the Company announced several leadership changes, effective December 1, 2015. These changes were communicated in a press release which is included in this Current Report on Form 8-K as Exhibit 99 under Item 9.01.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibit 99 - Registrant’s press release announcing senior leadership changes

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 2, 2015	By:	/s/ Barry L. Saunders
Barry L. Saunders
Senior Vice President and Chief Financial Officer